                         SUPPLEMENT DATED MARCH 1, 2000
                        TO PROSPECTUS DATED MAY 1, 1999
              AS AMENDED AND SUPPLEMENTED THROUGH AUGUST 11, 1999

                                       OF

                         GLOBAL FIXED INCOME PORTFOLIO
                              HIGH YIELD PORTFOLIO

                               PORTFOLIOS OF THE

              MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798
                             ---------------------

    The Prospectus is hereby amended and supplemented to reflect changes in the portfolio management of the Global Fixed Income and High Yield Portfolios. Ram Willner no longer serves as a Portfolio Manager to the Global Fixed Income Portfolio. David Stanley now shares primary responsibility for managing the assets of the Global Fixed Income Portfolio. In addition, Deanna L. Loughnane now shares primary responsibility for managing the assets of the High Yield Portfolio. Accordingly, the paragraphs "GLOBAL FIXED INCOME PORTFOLIO" and "HIGH YIELD PORTFOLIO" on page 7 are hereby deleted and replaced with the following:

GLOBAL FIXED INCOME PORTFOLIO
J. DAVID GERMANY, MICHAEL B. KUSHMA, PAUL F. O'BRIEN, CHRISTIAN G. ROTH AND DAVID STANLEY

J. David Germany, a Managing Director of Morgan Stanley, joined MSDW Investment Management's affiliated institutional investment management company, Miller Anderson & Sherrerd, LLP ("MAS") in 1991 as a Portfolio Manager. He was a Vice President and Senior Economist for Morgan Stanley from 1989 to 1991.
Mr. Germany holds an A.B. degree (VALEDICTORIAN) from Princeton University and a Ph.D. in Economics from the Massachusetts Institute of Technology. Michael B. Kushma, Principal, joined Morgan Stanley in 1987. He was a member of Morgan Stanley's Global Fixed Income Strategy Group in the fixed income division from 1987 to 1995, where he became the division's senior government bond strategist. He joined MSDW Investment Management in 1995, where he took responsibility for global fixed income bond strategy. Mr. Kushma received an A.B. in Economics from Princeton University in 1979, a Masters in Economics from the London School of Economics in 1981 and a Masters of Philosophy from Columbia University in 1983. Paul F. O'Brien, a Principal of Morgan Stanley, joined MSDW Investment Management and MAS in 1996 as a Portfolio Manager. He was head of European Economics from 1993 through 1995 for JP Morgan and a Principal Administrator from 1991 through 1992 for the Organization for Economic Cooperation and Development. Mr. O'Brien attended the United States Naval Academy and holds a B.S. degree from the Massachusetts Institute of Technology and a Ph.D. in Economics from the University of Minnesota. Christian G. Roth, a Principal of Morgan Stanley, joined MAS in 1991. He has been a Portfolio Manager with MAS since 1993. Prior to joining MAS, Mr. Roth served as a Senior Associate in the Merchant Banking Group of Dean Witter Capital Corporation. Mr. Roth received a B.S. from The Wharton School of the University of Pennsylvania. David Stanley, a Vice President of MSDW
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Investment Management and Morgan Stanley, joined MSDW Investment Management in
1994 as a Fixed Income Portfolio Manager. Prior to joining MSDW Investment Management, he was with Aetna Capital Management International, where he had sole responsibility for managing all European and Global bond funds. Previously, he spent over five years at Marine and General Mutual Life Assurance Society, where he managed Sterling and Global bond funds. Mr. Stanley graduated from Manchester University. Messrs. Germany, Kushma and O'Brien have shared primary responsibility for managing the Portfolio's assets since September 1997. Messrs. Roth and Stanley have shared primary responsibility for managing the Portfolio's assets since July 1999 and January 2000, respectively.

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HIGH YIELD PORTFOLIO

ROBERT E. ANGEVINE, STEPHEN F. ESSER, GORDON W. LOERY AND DEANNA L. LOUGHNANE

Robert E. Angevine, a Principal of MSDW Investment Management and Morgan Stanley, joined Morgan Stanley in 1988 as a Fixed Income Portfolio Manager. Currently, he is a Portfolio Manager for high yield investments. Prior to joining Morgan Stanley, he spent over eight years at Prudential Insurance where he was responsible for one of the largest open-end high yield mutual funds in the country. His other experience includes international treasury operations at a major pharmaceutical company and commercial banking. Mr. Angevine received a B.A. in Economics from Lafayette College and an M.B.A. from Fairleigh Dickinson University. He served two years as a Lieutenant in the U.S. Army. Stephen F. Esser, a Managing Director of Morgan Stanley, joined MAS in 1988. Mr. Esser is a member of the New York Society of Security Analysts and holds a B.S. degree (SUMMA CUM LAUDE AND PHI BETA KAPPA) from the University of Delaware. Gordon W. Loery, a Principal of Morgan Stanley, joined Morgan Stanley in 1990 as a Fixed Income Analyst and joined MAS in 1996. Mr. Loery received a B.A. in Economics from Cornell University. Deanna L. Loughnane, a Principal of Morgan Stanley, joined MAS in 1997 as a Financial Analyst. She served as a Vice President and Senior Corporate Bond Analyst for Putnam Investments from 1993 to 1997. Ms. Loughnane received a B.S. from the University of Virginia's McIntire School of Commerce and an M.B.A from Harvard University. Mr. Angevine has had primary responsibility for managing the Portfolio's assets since its inception. Messrs. Esser and Loery and Ms. Loughnane have shared primary responsibility for managing the Portfolio's assets since April 1996, April 1999 and January 2000, respectively.

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